united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Dr., Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 3/31/22

Item 1. Reports to Stockholders.

FPA Global Equity ETF
FPAG

Semi-Annual Report
March 31, 2022

Advised by:
First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite
1200
Los Angeles, CA 90025

https://fpag.fpa.com (800) 982-4372

Distributed by Northern Lights Distributors, LLC
Member FINRA

FPA Global Equity ETF First Quarter 2022 Commentary

Dear Shareholders:

Overview

The FPA Global Equity ETF (“Fund” or “FPAG”) declined 5.34%, net, for the quarter and declined 3.03%, net, since the Fund’s inception on December 16, 2021.

FPAG’s performance is captured in the following table:

Exhibit A: Performance versus Illustrative Indices[1]

	Q1 2022	Since Inception
FPA Global Equity ETF (NAV)	-5.34%	-3.03%
MSCI ACWI NR USD	-5.36%	-3.53%

Portfolio discussion2

The top contributors to and detractors from the Fund’s returns are listed below.

Exhibit B: Contributors and Detractors as of March 31, 2022[3]

	Perf.	Avg. %		Perf.	Avg. %
Contributors	Cont.	of Port.	Detractors	Cont.	of Port.
Q1 2022
Glencore	0.79%	3.6%	Meta Platforms	-1.38%	3.6%
Activision Blizzard	0.51%	1.6%	Naspers & Prosus	-1.20%	3.4%
American International Group	0.49%	4.6%	TE Connectivity	-0.78%	4.2%
Nexon	0.29%	1.2%	Charter	-0.53%	3.6%
Aon	0.27%	3.4%	Comcast	-0.36%	5.2%
	2.34%	14.4%		-4.25%	19.9%

For the quarter, Glencore and Activision were among the largest contributors. Glencore’s business saw gains on the back of inflation and increasing commodity prices. Activision made headlines when Microsoft announced an acquisition of the gaming platform. On the other hand, Meta Platforms (aka, Facebook) was dragged down after the company announced a weaker than expected outlook and its first decline in daily users. Naspers and Prosus, the Fund’s Tencent look-through investments, were hindered due to a widening discount and partly due to Chinese market uncertainty.4

Recently, Chinese internet related names have experienced headwinds, with shares prices being negatively impacted by a cornucopia of bad news including increased regulatory scrutiny, heightened competition, a slowing economy, and most recently Covid lockdowns. On the positive side we think these headwinds are largely priced in, and the Fund’s exposure, as of March 31, 2022, of approximately 4.9% affords the Fund ownership of a collection of good digitally enabled businesses trading at attractive valuations. Nonetheless we

[1]	Comparison to any index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Please see end of Commentary for Important Disclosures and definitions.

[2]	References to individual securities are for informational purposes only, are subject to change, and should not be construed as recommendation or a solicitation to buy or sell a particular security. Portfolio composition will change due to ongoing management of the Fund. Portfolio holdings for the Fund can be found at fpag.fpa.com.

[3]	Reflects the top five contributors and detractors to the Fund’s performance based on contribution to return for the quarter. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding’s contribution to the overall Fund’s performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

[4]	Naspers subsidiary Prosus owns approximately 29% of Tencent as of March 31, 2022.

Past performance is no guarantee, nor is it indicative, of future results.

are cognizant of newly emerging geopolitical risks that were not on our radar several years ago, and for that reason we have not added to the positions thus far this year.

On the other hand, we have used market weakness to opportunistically build positions in what market commentators would describe as growth stocks across the United States and Europe. We don’t know what the future holds over the coming three to four quarters for these names, but if we are right (and there is no guarantee we are) we think we are buying at multiples that will make these names look like value stocks on traditional metrics three to four years in the future. However, we acknowledge these companies participate in dynamic markets that result in greater degrees of uncertainty than many of the Fund’s other holdings, and as such have limited concentration in any single name and to the group as a whole.

Portfolio profile5

There were 41 equity positions in the Fund, with the top 5 holdings comprising 27.7% and the top 10 comprising 46.5% of the total portfolio as of March 31, 2022. The Fund’s top three sectors, based on GICS sector classification, were Communication Services (25.8%), Financials (20.7%), and Information Technology (15.1%). The portfolio has been able to find opportunity outside of the US and, as a percentage of equity, currently has 37.8% non-US exposure and 62.2% exposure in the US.6

Closing

One closing thought.

The tragedy in Ukraine leaves us few words that haven’t already been said. The Fund’s direct exposure to Russia still stands at 0%, with indirect revenue exposure of less than 1%. This, however, bears far less relevance than the larger humanitarian crisis that continues to unfold with uncertainty. Our thoughts are with those whose families and friends live in Ukraine.

Respectfully submitted,

FPA Contrarian Value Equity Team
May 11, 2022

[5]	As of March 31, 2022. The information reflects the portfolio statistics for the Fund. The Fund inception date was December 16, 2021. Number of Equity Positions is shown at the issuer level. Totals may not add up due to rounding. Sector classification scheme for equities reflects GICS (Global Industry Classification Standard).

[6]	Source: Factset, based on country of domicile by geography. ‘As a Percentage of Equity’ excludes cash and cash equivalents.

Past performance is no guarantee, nor is it indicative, of future results.

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, an neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund’s Prospectus, which supersedes the information contained herein in its entirety. These materials are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use is contrary to local law or regulation.

The statements contained herein reflect the opinions of the portfolio manager as of the date written and are subject to change without notice. These views may differ from other portfolio managers and analysts of the firm as a whole and are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information and data herein has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Certain statements herein may be forward-looking and/or based on current expectations, projections, and information currently available to FPA. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ from those we anticipate. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term. Statistical data or references thereto were taken from sources which we deem to be reliable, but their accuracy cannot be guaranteed.

The Fund is new with limited operating history. Past performance does not guarantee future results. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. For a complete description of the Fund’s principal investment risks please refer to the prospectus.

Shares of the Fund are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Because ETFs trade like stocks, the Fund may trade at prices above or below the ETF’s NAV. While the shares of ETFs are tradable on secondary markets, they may not readily trade in all market conditions and may trade at significant discounts in periods of market stress. Brokerage commissions and ETF expenses will reduce returns.

An investment in the Fund is speculative and entails substantial risks. Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, FPA, or the distributor (as applicable), and any information provided is not a sufficient basis upon which to make an investment decision. It should not be assumed that future investments will be profitable or will equal the performance of any security or sector discussed.

It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund purchases foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Non-U.S. investing presents additional risks such as the potential for adverse political, currency, economic, social or regulatory developments in a country including lack of liquidity, excessive taxation, and differing legal and accounting standards. These risks are magnified in emerging and frontier markets. In addition, while we believe investing in companies with less liquidity has the potential to add alpha on the upside, such names are also more subject to price volatility on the downside.

Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. You risk paying more for a security than you received from its sale. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other style investing during given periods.

The Fund may lack diversification, thereby increasing the risk of loss, and the Fund’s performance may be volatile. As a result, an investor could lose all or a substantial amount of its investment.

The information contained herein is not complete, may change, and is subject to, and is qualified in its entirety by, the more complete disclosures, risk factors, and other information contained in the relevant offering memorandum, investment management agreement and/or Form ADV. The information is furnished as of the date shown. No representation is made with respect to its completeness or timeliness. The information is not intended to be, nor shall it be construed as, investment advice or a recommendation of any kind.

The information provided in this report is based upon data existing as of the date(s) of the report in FPA’s internal systems and has not been audited or reviewed. While we believe the information to be accurate, it is subject in all respects to adjustments that may be made after proper review and reconciliation.

Please refer to the Fund’s Prospectus for a complete overview of the primary risks associated with the Fund.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

The FPA Global Equity ETF is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. First Pacific Advisors, LP, the Fund’s advisor, is not affiliated with Northern Lights Distributors, LLC.

Index definitions

Comparison to any index is for illustrative purposes only. Index returns do not reflect transactions costs, investment management fees or other commissions, fees and expenses that would reduce performance for an investor. An investor cannot invest directly in an index. The Fund does not include outperformance of any index or benchmark in its investment objectives.

MSCI ACWI Index (Net) refers to MSCI AWCI NR USD which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI NR USD consists of 49 country indices comprising 23 developed and 26 emerging market country indices. Net Return (NR) indicates that this series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies.

Other Definitions

Market Capitalization refers to the total dollar market value of a company’s outstanding shares of stock. Commonly referred to as “market cap,” it is calculated by multiplying the total number of a company’s outstanding shares by the current market price of one share.

Standard Deviation is a measure of the dispersion of a set of data from its mean.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. In most cases, the higher the volatility, the riskier the security. Volatility is often measured as either the standard deviation or variance between returns from that same security or market index.

©2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Past performance is no guarantee of future results.

#14985737-NLD-05122022

FPA Global Equity ETF
PORTFOLIO REVIEW (Unaudited)
March 31, 2022

The Fund’s performance figures* for the period ended March 31, 2022, compared to its benchmark:

Since Inception
Six Months	(12/16/2021)
FPA Global Equity ETF - NAV	(3.03)%
FPA Global Equity ETF - Market Price	(2.75)%
MSCI AC World Index (Net) (a)	(3.53)%

(a)	The MSCI AC World Index (Net) is a stock index designed to track broad global equity-market performance. Maintained by Morgan Stanley Capital International (MSCI), the index comprises the stocks of nearly 3,000 companies from 23 developed countries and 25 emerging markets. Investors cannot invest directly in an index.

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sales of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fpag.fpa.com or by calling 1-800-982-4372. The Fund’s per share net asset value or NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing exchange traded fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. Market price returns are calculated using the closing price and account for distributions from the Fund. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least December 31, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 0.49% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years (within the three years from the time the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the adviser. Had the adviser not waived a portion of its fees, total returns would have been lower. The Fund’s total gross annual operating expenses are 1.54% per the December 14, 2021 Prospectus.

Holdings By Asset Class as of March 31, 2022	% of Net Assets
Common Stock	96.0%
Exchange-Traded Fund	3.3%
Short-Term Investment	0.9%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Country Diversification	% of Net Assets
United States	61.7%
Switzerland	9.5%
Netherlands	5.6%
Ireland	4.2%
Jersey	3.8%
Belgium	3.1%
Korea (Republic of)	2.7%
Other*	8.7%
Short Term Investment	0.9%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

* Includes less than 2.7% weightings in Canada, Cayman Islands, Germany, Hong Kong, Isle of Man, Japan and South Africa.

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

FPA GLOBAL EQUITY ETF
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 96.0%
	AEROSPACE & DEFENSE - 2.2%
10,422	Howmet Aerospace, Inc.	$374,567

	APPAREL & TEXTILE PRODUCTS - 1.4%
1,786	Cie Financiere Richemont S.A.	228,070

	ASSET MANAGEMENT - 3.1%
5,041	Groupe Bruxelles Lambert S.A.	524,902

	BANKING - 6.0%
9,472	Citigroup, Inc.	505,805
10,505	Wells Fargo & Company	509,072
		1,014,877
	BEVERAGES - 1.8%
10,727	JDE Peet’s BV	307,723

	CABLE & SATELLITE - 8.5%
1,039	Charter Communications, Inc., Class A(a)	566,795
18,585	Comcast Corporation, Class A	870,150
		1,436,945
	CHEMICALS - 2.0%
2,516	International Flavors & Fragrances, Inc.	330,426

	CONSTRUCTION MATERIALS - 5.2%
2,684	HeidelbergCement A.G.	153,397
14,695	Holcim Ltd.	720,239
		873,636
	E-COMMERCE DISCRETIONARY - 3.9%
14,171	Alibaba Group Holding Ltd.(a)	202,797
142	Amazon.com, Inc.(a)	462,914
		665,711
	ELECTRIC UTILITIES - 2.8%
7,396	FirstEnergy Corporation	339,180
11,620	PG&E Corporation(a)	138,743
		477,923

See accompanying notes to financial statements.

FPA GLOBAL EQUITY ETF
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 96.0% (Continued)
	ELECTRICAL EQUIPMENT - 3.9%
4,992	TE Connectivity Ltd.	$653,851

	ENGINEERING & CONSTRUCTION - 1.1%
1,975	Samsung C&T Corporation	185,332

	ENTERTAINMENT CONTENT - 2.2%
2,315	Activision Blizzard, Inc.	185,455
7,894	Nexon Company Ltd.	190,143
		375,598
	INDUSTRIAL SUPPORT SERVICES - 1.6%
4,277	LG Corporation	268,974

	INSURANCE - 8.3%
12,941	American International Group, Inc.	812,306
1,850	Aon PLC, CLASS A	602,416
		1,414,722
	INTERNET MEDIA & SERVICES - 19.0%
315	Alphabet, Inc., Class A(a)	876,124
247	Alphabet, Inc., Class C(a)	689,869
9,393	Baidu, Inc.(a)	169,675
1,463	Delivery Hero S.E.(a)	64,515
2,544	Meta Platforms, Inc., Class A(a)	565,684
919	Naspers Ltd., Class N	104,631
712	Netflix, Inc.(a)	266,708
6,459	Prosus N.V.	347,102
4,025	Uber Technologies, Inc.(a)	143,612
		3,227,920
	LEISURE FACILITIES & SERVICES - 3.3%
8,506	Entain PLC(a)	183,638
975	Flutter Entertainment PLC(a)	113,733
1,532	Marriott International, Inc., Class A(a)	269,248
		566,619

See accompanying notes to financial statements.

FPA GLOBAL EQUITY ETF
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 96.0% (Continued)
	METALS & MINING - 3.8%
98,252	Glencore PLC	$645,325

	OIL & GAS PRODUCERS - 1.6%
13,971	Kinder Morgan, Inc.	264,192

	REAL ESTATE OWNERS & DEVELOPERS - 1.0%
26,437	Swire Pacific Ltd., Class A	161,661

	RETAIL - CONSUMER STAPLES - 0.5%
2,568	Just Eat Takeaway.com N.V.(a)	87,376

	SEMICONDUCTORS - 9.8%
4,461	Analog Devices, Inc.	736,868
1,140	Broadcom, Inc.	717,835
1,143	NXP Semiconductors N.V.	211,546
		1,666,249
	SOFTWARE - 1.4%
5,744	Open Text Corporation	243,546

	TRANSPORTATION EQUIPMENT - 1.6%
2,829	Westinghouse Air Brake Technologies Corporation	272,065

	TOTAL COMMON STOCKS (Cost $16,791,913)	16,268,210

	EXCHANGE-TRADED FUND — 3.3%
	EQUITY - 3.3%
5,580	Vanguard Total World Stock ETF (Cost $559,243)	565,198

See accompanying notes to financial statements.

FPA GLOBAL EQUITY ETF
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENT — 0.9%
	MONEY MARKET FUND - 0.9%
148,771	State Street Institutional Treasury Money Market, Institutional Class, 0.01% (Cost $148,771)(b)	$148,771

	TOTAL INVESTMENTS - 100.2% (Cost $17,499,927)	$16,982,179
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(25,831)
	NET ASSETS - 100.0%	$16,956,348

ETF	- Exchange-Traded Fund

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2022.

See accompanying notes to financial statements.

FPA Global Equity ETF
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2022

Assets:
Investments in Securities at Cost	$17,499,927
Investments in Securities at Value	$16,982,179
Due from adviser	12,629
Dividends and Interest Receivable	2,838
Receivable for Securities Sold	64
Prepaid Expenses and Other Assets	8,129
Total Assets	17,005,839

Liabilities:
Payable to Related Parties	11,639
Accrued Transfer Agent Fees	9,637
Accrued Custody Fees	7,191
Accrued Audit Fees	7,134
Accrued Trustee Fees	5,945
Other Accrued Expenses	7,945
Total Liabilities	49,491

Net Assets	$16,956,348

Total Shares Outstanding ($0 par value, unlimited shares authorized)	700,000

Net Asset Value, Offering and Redemption Price Per Share (Net assets / Total shares outstanding)	$24.22

Composition of Net Assets:
Paid-in-Capital	$17,470,222
Accumulated Deficit	(513,874)
Net Assets	$16,956,348

See accompanying notes to financial statements.

FPA Global Equity ETF
STATEMENT OF OPERATIONS (Unaudited)
For The Period* Ended March 31, 2022

Investment Income:
Dividend Income^	$29,811
Total Investment Income	29,811

Expenses:
Investment Advisory Fees	19,937
Transfer Agent Fees	9,637
Compliance Officer Fees	9,263
Administration Fees	9,074
Custody Fees	7,192
Audit Fees	7,134
Trustees’ Fees	5,945
Fund Accounting Fees	4,747
Legal Fees	4,316
Printing Expenses	3,658
Miscellaneous Expenses	3,629
Total Expenses	84,532
Less: Expenses Waived/Reimbursed by Adviser	(70,361)
Net Expenses	14,171

Net Investment Income	15,640

Net Realized and Unrealized Loss on Investments:
Net Realized Loss on:
Investments	(3,119)
Foreign currency translations	(912)
Net Realized Loss	(4,031)

Net Change in Unrealized Depreciation on Investments	(517,748)

Net Realized and Unrealized Loss on Investments	(521,779)

Net Decrease in Net Assets Resulting from Operations	$(506,139)

*	The FPA Global Equity ETF commenced operations on December 16, 2021.

^	Includes withholding tax of $491.

See accompanying notes to financial statements.

FPA Global Equity ETF
STATEMENT OF CHANGES IN NET ASSETS

Period* Ended
March 31, 2022
(Unaudited)
Operations:
Net Investment Income	$15,640
Net Realized Loss on Investments	(4,031)
Net Change in Unrealized Depreciation on Investments	(517,748)
Net Decrease in Net Assets Resulting From Operations	(506,139)

Distributions to Shareholders From:
Total Distributions Paid	(7,735)

Beneficial Interest Transactions:
Proceeds from Shares Issued	17,470,222
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	17,470,222

Net Increase in Net Assets	16,956,348

Net Assets:
Beginning of Period	—
End of Period	$16,956,348

Share Activity:
Shares Sold	700,000
Net Increase in Total Shares Outstanding	700,000

*	The FPA Global Equity ETF commenced operations on December 16, 2021.

See accompanying notes to financial statements.

FPA Global Equity ETF
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period.

Period* Ended
March 31, 2022
(Unaudited)
Net Asset Value, Beginning of Period	$24.99
Increase/(Decrease) From Operations:
Net investment income (1)	0.04
Net loss from investments (both realized and unrealized)	(0.80)
Total from operations	(0.76)

Less Distributions:
From net investment income	(0.01)
Total Distributions	(0.01)

Net Asset Value, End of Period	$24.22

Market Price, End of Period (2)	$24.29

Total Return (3,4)	(3.03)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$16,956
Ratio to average net assets:
Gross expenses (5,6,7)	2.92%
Net expenses (6,7)	0.49%
Net investment income (6,7,8)	0.54%
Portfolio turnover rate (4)	13%

*	The FPA Global Equity ETF commenced operations on December 16, 2021.

(1)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(8)	The recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2022

1.	ORGANIZATION

The FPA Global Equity ETF (the “Fund”), is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under laws of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is long-term growth of principal and income. The Fund commenced operations on December 16, 2021.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities are valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2022

or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value pursuant to the methods established by the boards of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2022 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$16,268,210	$—	$—	$16,268,210
Exchange-Traded Fund	565,198	—	—	565,198
Short-Term Investment	148,771	—	—	148,771
Total Investments	$16,982,179	$—	$—	$16,982,179

*	Refer to the Schedule of Investments for classification.

The Fund did not hold any Level 2 or 3 securities during the period ended March 31, 2022.

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2022

Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”) – The Fund may invest in ETFs and ETNs. ETFs and ETNs are a type of fund bought and sold on a securities exchange. Both an ETF and an ETN trade like common stock and represent a fixed portfolio of securities. The risks of owning an ETF and ETN generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF and ETN could result in it being more volatile. Additionally, ETFs and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Security Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Distributions from net investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – The Fund qualifies as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and by distributing substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2022

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the period ended March 31, 2022, the aggregate purchases and sales of investments (excluding in-kind transactions and short-term investments) were $1,810,844 and $1,269,768, respectively. For the period ended March 31, 2022, the aggregate cost of purchases and proceeds from sales of portfolio securities for in-kind transactions were $16,813,218 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

First Pacific Advisors, LP serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 0.70%. Pursuant to the advisory agreement, the Fund accrued $19,937 in advisory fees for the period ended March 31, 2022.

The Advisor has entered into a contractual agreement (the “Waiver Agreement”) with the Fund under which it has agreed to waive and/or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses) to 0.49% of the Fund’s average daily net assets for the period ending December 31, 2022, and 0.59% for each of the subsequent one-year periods ending December 31, 2023 and December 31, 2024. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Board may terminate this expense reimbursement arrangement at any time. For the period ended March 31, 2022, the Advisor waived fees and/or reimbursed expenses in the amount of $70,361, pursuant to the Waiver Agreement, which are subject to recapture until September 30, 2025.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Ultimus Fund Solutions, LLC. The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. During the period ended March 31, 2022, the Fund did not pay distribution related charges pursuant to the Plan.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2022

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at March 31, 2022, were as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$17,499,927	$452,230	$(969,978)	$(517,748)

6.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at net asset value only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the period ended March 31, 2022, the Fund did not receive fixed fees. For the period ended March 31, 2022, the Fund received $400 in variable fees.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee
Fixed Fee for In-	for Cash and
Kind and Cash	Redeem	Variable
Purchases	Transactions	Charge
$400	$100	2.00%*

*	As a percentage of the amount invested.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

FPA Global Equity ETF

EXPENSE EXAMPLES (Unaudited)

March 31, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds. A shareholder may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the examples below.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical (5% return before
			Actual		expenses)
	Fund’s		Ending	Expenses Paid	Ending	Expenses Paid
	Annualized	Beginning	Account Value	During Period *	Account Value	During Period **
	Expense Ratio	Account Value	3/31/2022	12/16/21-3/31/22	3/31/2022	10/1/21-3/31/22
FPA Global Equity ETF	0.49%	$1,000.00	$969.70	$1.39	$1,022.49	$2.47

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (105) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365). The hypothetical example assumes that the Fund was in operation for the full six months ended March 31, 2022.

FPA Global Equity ETF

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2022

Approval of Advisory Agreement – FPA Global Equity ETF*

In connection with a special meeting of the Board held on October 21, 2021, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the investment advisory agreement (the “Advisory Agreement”) between First Pacific Advisors, LP (“FPA”) and the Trust, with respect to the FPA Global Equity ETF (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted that FPA’s roots dated back to 1954 through various predecessor firms and that FPA managed approximately $29 billion in assets as of June 30, 2021 for mutual funds, private funds, separately managed accounts, and a closed -end fund. The Board reviewed the background information of FPA’s key investment professionals servicing the Fund, noting their satisfaction with the individuals’ educations and wide range of industry experience from serving in high level asset management positions. The Board acknowledged that FPA specialized in a disciplined value investing style, and that FPA intended to invest at least 95% of the Fund’s assets in equity securities and 40% of its total assets in equity securities of non-U.S. issuers. The Board noted that the Fund invested in mid- and large-cap companies, including companies in emerging market countries, and that FPA defined such companies as those with a market capitalization of $10 billion or more at the time of purchase. The Board noted that FPA aimed to select investments that traded at a substantial discount relative to FPA’s perception of such companies’ intrinsic value. The Board commented that FPA invested in companies after researching many factors such as the company’s underlying financial condition, prospects of growth in five to ten years, dividends, historic and current filings. The Board noted that FPA selected broker-dealers based on best execution at the most favorable price and several other factors. The Board concluded that it could expect FPA to provide quality service to the Fund and its shareholders.

Performance. The Board reviewed the investment objective of the Fund and its anticipated Morningstar category. The Board examined the performance of the FPA Contrarian Value Equity Composite (a group of funds managed by FPA that pursued the same strategy contemplated for the Fund) compared to the MSCI All Country World Index, noting that FPA Contrarian Value Equity Composite outperformed the index for all periods shown. After discussion, the Board recognized that performance of the FPA Contrarian Value Equity Composite compared reasonably to the benchmark index and that FPA could be expected to provide reasonable long-term results for the Fund and its shareholders.

Fees and Expenses. The Board reviewed FPA’s proposed advisory fee of 0.70% for the Fund, acknowledging that it was slightly higher than its Morningstar category average and median, but lower than the category high. The Board observed that FPA’s proposed advisory fee was also slightly higher than the peer group average but equal to the peer group median. The Board considered that an expense limitation agreement was proposed to limit expenses of the Fund to 0.49% for the first year and 0.59% for years two and three. The Board acknowledged that, without such agreements, total expenses of the Fund for year one and year two would be 1.54% and 1.10%, respectively. The Board also considered the fees charged by FPA to separately managed accounts utilizing a similar strategy, and FPA’s explanation for variable fees. Given these considerations, the Board concluded that FPA’s proposed advisory fee was not unreasonable.

Economies of Scale. The Board reviewed FPA’s asset projections and noted FPA’s assertion that the asset levels at which economies of scale would be achieved were unlikely to be realized in the near term. They acknowledged FPA’s statement regarding the challenges involved with attempting to forecast future growth and fee levels. The Board considered, however, FPA’s willingness to discuss the matter of economies as the Fund’s size materially increased. The Board agreed to monitor and revisit this issue at the appropriate time.

Profitability. The Board considered the estimated profitability to be realized by FPA in connection with the operation of the Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the services to be provided to the Fund. The Board reviewed the profitability analysis provided by FPA, which assumed average net assets of the Fund for the first and second year. The Board also considered the benefits that could be derived by FPA from its soft dollar arrangements. The Board agreed that the estimated profits, both in terms of actual dollars and as a percent of total revenue, would not be excessive.

FPA Global Equity ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2022

Conclusion. Having requested and received such information from FPA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that FPA’s advisory fee for the Fund was not unreasonable, and that approval of the Advisory Agreement was in the best interest of future shareholders of the Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and income

■         assets, account transfers and transaction history

■         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■        open an account or give us contact information

■        provide account information or give us your income information

■        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       sharing for affiliates’ everyday business purposes—information about your creditworthiness

■       affiliates from using your information to market to you

■       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-645-5462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-594-1249.

INVESTMENT ADVISOR

First Pacific Advisors, LP

11601 Wilshire Blvd., Suite 1200

Los Angeles, CA 90025

ADMINISTRATOR

Ultimus Fund Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

FPAETF-SAR-22

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, President/Principal Executive Officer

Date 6/6/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, President/Principal Executive Officer

Date 6/6/22

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Treasurer/Principal Financial Officer

Date 6/6/22